SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  August 12, 1996

                         BALCOR PENSION INVESTORS - VI
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                           Exact Name of Registrant


Illinois                                0-14332
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3319330
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 5. OTHER INFORMATION
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a)  45 West 45th Street

As previously reported, on July 29, 1996, a limited partnership ("Limited Partnership") in which the Partnership and three affiliates hold interests which owns the 45 West 45th Street Office Building, New York City, New York, contracted to sell the property to an unaffiliated party, Olmstead Properties, Inc., a New York corporation, for a sale price of $10,300,000. Pursuant to a First Amendment to the Agreement of Sale dated as of August 12, 1996, the closing date has been extended from October 25, 1996 to November 12, 1996. The purchaser has the option to further extend the closing to a date no later than December 12, 1996 upon written notice to the Limited Partnership no later than October 26, 1996 and the deposit of an additional $200,000 in earnest money no later than November 8, 1996.

b)  Noland Fashion Square loan

In 1989, the Partnership and two affiliates (together, the "Participants") funded a $23,300,000 first mortgage loan (the "Loan") collateralized by the Noland Fashion Square, Independence, Missouri. The Partnership's participating percentage in the Loan is approximately 21%. As previously reported, the Participants contracted to sell the Loan to an unaffiliated party, CS First Boston Mortgage Capital Corp., for a sale price equal to 79.28% of the principal balance of the Loan as of the closing date. The sale of the Loan closed on August 22, 1996. The principal balance of the Loan at closing was $22,356,107 and the sale price was $17,700,000. The Participants additionally received a $25,000 premium from the purchaser.

From the proceeds of the sale, the Participants paid closing costs of $50,000 and $197,250 to an unaffiliated party as a commission. The Participants received the remaining proceeds of $17,477,750 of which $250,000 will not be available for use or distribution by the Participants until November 22, 1996. The Partnership's share of the total net proceeds is approximately $3,751,000.

c)  Woodscape Apartments

As previously reported, on July 15, 1996, the Partnership contracted to sell Woodscape Apartments, Raleigh, North Carolina, for a sale price of $9,550,000 to an unaffiliated party, ERP Operating Limited Partnership, an Illinois limited partnership. The sale closed on August 30, 1996. From the proceeds of the sale, the Partnership paid $167,125 to an unaffiliated party as a brokerage commission and $36,796 in closing costs. An affiliate of the third party providing property management services for the property received a fee for services rendered in connection with the sale of the property of $95,500. The Partnership received the remaining proceeds of approximately $9,251,000. Of such proceeds, $500,000 is being retained by the Partnership and will not be available for use or distribution by the Partnership until 120 days after the closing.
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d)  Jonathan's Landing Apartments

In 1987, the Partnership and an affiliate (the "Participants") funded a $23,500,000 first mortgage loan collateralized by the Jonathan's Landing Apartments, Kent, Washington. The Partnership's share of the loan was $11,045,000 for a participating percentage of 47%. In 1990, the original borrower sold the property and the Participants received $3,000,000 which was applied to the principal amount of the loan and $2,035,000 in participation income. The Partnership's share of such amounts were $1,410,000 and $956,450. The new owner executed a new $20,500,000 first mortgage note in favor of the Participants. In 1995, a limited partnership (the "Limited Partnership") in which each Participant holds an interest equal to its participating percentage in the loan obtained title to the property through foreclosure.

On August 30, 1996, the Limited Partnership contracted to sell the property for a sale price of $22,000,000 to an unaffiliated party, Commercial Ventures, Inc., a Delaware corporation. The purchaser has deposited $200,000 into an escrow account as earnest money. The remainder of the sale price will be
payable in cash at closing, scheduled for October 12, 1996.    From the
proceeds of the sale, the Limited Partnership will pay $275,000 to an unaffiliated party as a brokerage commission and $165,000 to an affiliate of the third party providing property management services for the property as a fee for services rendered in connection with the sale of the property. The Limited Partnership will receive the remaining proceeds of approximately $21,560,000, less closing costs, of which the Partnership's share will be approximately $10,133,000, less the Partnership's share of closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible that the sale of the property may not occur.

e)  Shoal Run Apartments

In 1987, the Partnership funded a $9,450,000 loan collateralized by a first mortgage on the Shoal Run Apartments, Birmingham, Alabama. The Partnership obtained title to the property through foreclosure in 1993.

On September 5, 1996, the Partnership contracted to sell the property for a sale price of $10,800,000 to an unaffiliated party, Merry Land & Investment Company, Inc., a Georgia corporation. The sale closed on September 13, 1996. From the proceeds of the sale, the Partnership paid $162,000 to an unaffiliated
party as a brokerage commission,  $108,000   to an affiliate of the third party
providing property management services for the property as a fee for services rendered in connection with the sale of the property and $20,800 in closing costs. The Partnership received the remaining proceeds of $10,509,200. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (99) (a) First Amendment to Agreement of Sale relating to the sale of 45 West 45th Office Building, New York City, New York.

               (b) Agreement of Sale and attachment thereto relating to the sale of Jonathan's Landing Apartments, Kent, Washington.

               (c) Agreement of Sale and attachment thereto relating to the sale of Shoal Run Apartments, Birmingham, Alabama.

     No information is required under Items 1, 2, 3, 4, 6 and 8 and these items have, therefore, been omitted.

Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         BALCOR PENSION  INVESTORS-VI

                         By:  Balcor Mortgage Advisors-VI, an
                              Illinois general partnership, its
                              general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/  Jerry M. Ogle
                                ------------------------------------
                                   Jerry M. Ogle, Vice President
                                   and Secretary

Dated:  September 18, 1996
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